UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

TriplePoint Private Venture Credit Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01327	84-3383695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 854-2090

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2023, TriplePoint Private Venture Credit Inc.’s (the “Company”) wholly owned subsidiary, TPVC Funding Company LLC (the “Borrower”), amended its Receivables Financing Agreement, dated as of July 15, 2020 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Receivables Financing Agreement” and the secured revolving credit facility thereunder, the “Credit Facility”), by executing the Third Amendment to the Receivables Financing Agreement, dated as of May 31, 2023 (the “Amendment”), by and among the Borrower, the Company, individually and as collateral manager, Computershare Trust Company, N.A., as custodian, Deutsche Bank AG, New York Branch (“DBNY”), as the facility agent, and DBNY, MUFG Bank, Ltd., TIAA, FSB and KeyBank National Association, as committed lenders.

The Amendment, among other things, extends the scheduled termination of the revolving period under the Credit Facility from July 15, 2023 to July 15, 2025 and extends the scheduled maturity date of the Credit Facility from January 15, 2025 to the earlier of (a) January 15, 2027 or (b) the effective date on which the Credit Facility is otherwise terminated pursuant to its terms. Under the Amendment, the applicable margin under which advances under the Credit Facility accrue interest is (a) 3.25% plus the lender’s cost of funds rate, which is a floating rate based on certain indices, during the revolving period, and (b) 4.25% plus the lender’s cost of funds rate during the amortization period.

The Credit Facility includes customary representations and warranties and requires the Company and the Borrower to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

A copy of the Amendment is attached hereto as Exhibit 10.1. The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Receivables Financing Agreement, dated as of May 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2023	TriplePoint Private Venture Credit Inc.

	By:	/s/ Sajal K. Srivastava
	Name:	Sajal K. Srivastava
	Title:	President

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